                                                                   Exhibit 10.85

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:
---------------------

Caithness Acquisition Company, LLC
c/o Caithness Energy, L.L.C.
1114 Avenue of the Americas, 41st Floor
New York, New York  10036
Attn:  Christopher T. McCallion

MAIL TAX STATEMENTS TO:
----------------------

Caithness Acquisition Company, LLC
c/o Caithness Energy, L.L.C.
1114 Avenue of the Americas, 41st Floor
New York, New York  10036
Attn:  Christopher T. McCallion
________________________________________________________________________________

     The real property is located in unincorporated portions of the County of Inyo, in the State of California.

     See attached Transfer Tax Declaration.


                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of May 28, 1999 (the "Effective Date"), is made and entered into by and among MIDAMERICAN ENERGY HOLDINGS COMPANY, as successor-in-interest to CalEnergy Company, Inc. ("Assignor") and COSO ENERGY DEVELOPERS, a California general partnership, COSO POWER DEVELOPERS, a California general partnership and COSO FINANCE PARTNERS, a California general partnership (each an "Assignee" and collectively "Assignees") (Assignor and Assignees are occasionally referred to herein individually as a "Party" and collectively as the "Parties"), with reference to the following recitals:


                                   Recitals

     1. Assignor is the assignee of the grantee under (1) that certain Right of Way Grant No. CA-13510, issued by the United States of America, acting through the Bureau of Land Management of the Department of the Interior (the "BLM"), effective as of April 12, 1984, as amended (a copy of which is attached hereto as Exhibit "A"), relating to rights in real property located in the County of Inyo, State of California, which real property is described on Exhibit "B" attached hereto and made a part hereof ("Right of Way Grant No. CA-13510") and (2) that certain Right of Way Grant No. CA-18885, issued by the BLM, effective as of May 7, 1986 as amended (a copy of which is attached hereto as Exhibit "C"), relating to rights in real property located in the County of Inyo, State of California, which real property is described on Exhibit "D" attached hereto as made a part hereof ("Right of Way Grant No. CA-18885") (collectively, Right of Way Grant CA-13510 and Right of Way Grant CA-18885 are collectively referred to herein as the "Right of

Way Grants").

     2. In conjunction with that certain Purchase Agreement dated January 16, 1999, Assignor has agreed to transfer and assign to each Assignee an undivided one-third interest in each of the Right of Way Grants. Each of the Assignees has agreed to assume all of the Assigner=s obligations under the Right of Way Grants.


                                   Agreement

     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

     a.   Assignment.  Assignor hereby assigns, transfers and conveys to each
          ----------
Assignee and its successors and assigns an undivided one-third interest in and to each of the Right of Way Grants.

     b.   Assumption.  Assignee hereby accepts such assignment, and assumes and
          ----------
agrees to perform and fulfill all of the duties and obligations of Assignor under the Right of Way Grants.

     c.   Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the respective successors and assigns of the parties hereto.

     d.   General Provisions.  This Agreement shall be construed and enforced in
          ------------------
accordance with internal laws of the State of California. Each Party shall, from time to time, execute such other documents and agreements, and provide such certificates, as any other Party may reasonably request to carry out and fulfill the transactions, and permit the exercise and performance of such rights and obligations, as are contemplated hereunder. No waiver, modification or amendment of any provision hereof shall be effective unless it is in writing and signed by the Party against whom it is sought to be enforced. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original, and all of which when taken together shall constitute one and the same instrument.


                           [SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

     Assignor:          MIDAMERICAN ENERGY HOLDINGS COMPANY

                         By:      /s/ Douglas L. Anderson
                                -------------------------
                                Douglas L. Anderson
                                Vice President

     Assignees:         COSO POWER DEVELOPERS,
                        a California general partnership

                        By:  New CTC Company, LLC,
                             a Delaware limited liability company,
                             its Managing General Partner

                             By:    /s/ Christopher T. McCallion
                                 -------------------------------
                                 Christopher T. McCallion
                                 Executive Vice President

                        By:  Caithness Navy II Group, LLC,
                             a Delaware limited liability company
                             its General Partner

                             By:    /s/ Christopher T. McCallion
                                  ------------------------------
                                  Christopher T. McCallion
                                  Executive Vice President

                        COSO FINANCE PARTNERS
                        a California general partnership

                        By:  New CLOC Company, LLC,
                             a Delaware limited liability company,
                             its Managing General Partner

                             By:    /s/ Christopher T. McCallion
                                  ------------------------------
                                  Christopher T. McCallion
                                  Executive Vice President

                        By:  ESCA, LLC,
                             a Delaware limited liability company
                             its General Partner

                             By:    /s/ Christopher T. McCallion
                                  ------------------------------
                                  Christopher T. McCallion
                                  Executive Vice President

                        COSO ENERGY DEVELOPERS,
                        a California general partnership

                        By:  New CHIP Company, LLC,
                             a Delaware limited liability company,
                             its Managing General Partner

                             By:    /s/ Christopher T. McCallion
                                  ------------------------------
                                  Christopher T. McCallion
                                  Executive Vice President

                        By:  Caithness Coso Holdings, LLC.,
                             a Delaware limited liability company,
                             its General Partner

                             By:    /s/ Christopher T. McCallion
                                  ------------------------------
                                  Christopher T. McCallion
                                  Executive Vice President

                                ACKNOWLEDGMENTS



STATE OF NEBRASKA   )
                    ) ss.
COUNTY OF DOUGLAS   )

          On May 25, 1999, before me Mitchell Pirnie, personally appeared Douglas Anderson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity on behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature    /s/ Mitchell L. Pirnie
           ------------------------



STATE OF ____________________________  )
                                       ) ss.
COUNTY OF ___________________________  )

          On ________________________, before me _____________________________, personally appeared __________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity on behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature ___________________________________